UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL

INFLATION MANAGEMENT FUND

FORM N-Q

JULY 31, 2011

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 53.5%
Australia - 1.5%
Australia Government, Bonds	4.000%	8/20/20	215,000	AUD	$408,782
Australia Government, Bonds	3.000%	9/20/25	100,000	AUD	128,610

Total Australia					537,392

Canada - 3.6%
Government of Canada, Bonds	4.250%	12/1/21	29,027	CAD	41,835
Government of Canada, Bonds	4.250%	12/1/26	384,406	CAD	615,276
Government of Canada, Bonds	4.000%	12/1/31	290,279	CAD	490,416
Government of Canada, Bonds	3.000%	12/1/36	105,365	CAD	165,466

Total Canada					1,312,993

France - 15.2%
French Treasury Notes, Notes	0.450%	7/25/16	1,848,523	EUR	2,662,861
Government of France, Bonds	2.500%	7/25/13	208,721	EUR	314,458
Government of France, Bonds	2.250%	7/25/20	1,302,396	EUR	2,096,017
Government of France, Bonds	2.100%	7/25/23	341,520	EUR	551,434

Total France					5,624,770

Germany - 3.1%
Bundesobligation, Inflation Linked	2.250%	4/15/13	769,713	EUR	1,144,709

Italy - 6.9%
Italy Buoni Poliennali Del Tesoro, Bonds	2.100%	9/15/16	1,904,353	EUR	2,552,732
Italy Buoni Poliennali Del Tesoro, Bonds	2.350%	9/15/19	10,644	EUR	13,645

Total Italy					2,566,377

Japan - 3.5%
Government of Japan, Bonds	1.100%	12/10/16	38,108,500	JPY	506,529
Government of Japan, Bonds	1.400%	6/10/18	60,153,700	JPY	801,165

Total Japan					1,307,694

Sweden - 2.2%
Government of Sweden, Bonds	4.000%	12/1/20	1,500,000	SEK	389,711
Government of Sweden, Bonds	3.500%	12/1/28	1,640,000	SEK	441,824

Total Sweden					831,535

United Kingdom - 17.5%
United Kingdom Treasury Gilt, Bonds	2.500%	8/16/13	110,000	GBP	518,968
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	468,897	GBP	923,098
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	509,002	GBP	943,783
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	314,096	GBP	592,284
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	166,000	GBP	486,242
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	139,555	GBP	263,750
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	177,102	GBP	303,637
United Kingdom Treasury Gilt, Bonds	0.750%	11/22/47	328,254	GBP	592,895
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	843,054	GBP	1,838,005

Total United Kingdom					6,462,662

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $18,146,272)					19,788,132

CORPORATE BONDS & NOTES - 0.1%
FINANCIALS - 0.0%
Capital Markets - 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(a)(b)(c)(d)(e)

Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(a)(b)(c)(d)(e)

TOTAL FINANCIALS					0

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		19,240

TOTAL CORPORATE BONDS & NOTES (Cost - $264,959)					19,240

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 3.0%
France - 3.0%
France Government Bond OAT (Cost - $1,074,085)	4.000%	10/25/38	760,000	EUR	$1,129,576

U.S. TREASURY INFLATION PROTECTED SECURITIES - 29.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,535,018		3,080,244	(f)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,511,763		2,206,820
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	832,268		981,166
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	185,704		219,247
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	2,127,111		2,198,569
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	226,207		245,523
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	863,751		949,046
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	941,077		1,097,017

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $10,277,934)					10,977,632

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $29,763,250)					31,914,580

SHORT-TERM INVESTMENTS - 11.5%
U.S. Government Obligations - 2.0%
U.S. Treasury Bills (Cost - $749,530)	0.210%	11/17/11	750,000		749,793	(g)

Repurchase Agreements - 9.5%
Morgan Stanley tri-party repurchase agreement dated 7/29/11; Proceeds at maturity - $3,502,047; (Fully collateralized by U.S. government agency obligations, 0.250% due 6/29/12; Market value - $3,572,742) (Cost - $3,502,000)	0.160%	8/1/11	3,502,000		3,502,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $4,251,530)					4,251,793

TOTAL INVESTMENTS - 97.7% (Cost - $34,014,780#)					36,166,373
Other Assets in Excess of Liabilities - 2.3%					849,553

TOTAL NET ASSETS - 100.0%					$37,015,926

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2011.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Non-U.S. treasury inflation protected securities	—	$19,788,132	—		$19,788,132
Corporate bonds & notes	—	19,240	$0	*	19,240
Sovereign bonds	—	1,129,576	—		1,129,576
U.S. treasury inflation protected securities	—	10,977,632	—		10,977,632

Total long-term investments	—	$31,914,580	$0	*	$31,914,580

Short-term investments†	—	4,251,793	—		4,251,793

Notes to Schedule of Investments (unaudited) (cont’d)

Total investments	—	$36,166,373	$0	*	$36,166,373

Other financial instruments:
Forward foreign currency contracts	—	$259,910	—		$259,910

Total	—	$36,426,283	$0	*	$36,426,283

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$37,045	—	—		$37,045
Forward foreign currency contracts	—	$272,414	—		272,414

Total	$37,045	$272,414	—		$309,459

†	See Schedule of Investments for additional detailed categorizations.
*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2010	$0	*
Accrued premiums/discounts	(210)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	(7)
Net purchases (sales)	217
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of July 31, 2011	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011(1)	—

*	Value is less than $1.
(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund enters into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds

Notes to Schedule of Investments (unaudited) (cont’d)

that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $272,414. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,523,029
Gross unrealized depreciation	(371,436)

Net unrealized appreciation	$2,151,593

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized loss
Contracts to Sell:
United Kingdom Long Gilt Bonds	6	9/11	$1,194,930	$1,231,975	$(37,045)

During the period ended July 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	27	$17,209
Options written	140	37,495
Options closed	(137)	(47,302)
Options exercised	(30)	(7,402)

Written options, outstanding July 31, 2011	—	—

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	JPMorgan Chase Bank	394,607	$432,697	8/18/11	$17,018
Australian Dollar	UBS AG London	589,240	646,117	8/18/11	24,834
British Pound	BNP Paribas SA	483,375	793,307	8/18/11	(4,635)
British Pound	Credit Suisse London	511,826	840,000	8/18/11	2,929

Notes to Schedule of Investments (unaudited) (cont’d)

British Pound	Credit Suisse London	185,000	303,619	8/18/11	2,300
British Pound	Deutsche Bank AG	152,920	250,969	8/18/11	(772)
British Pound	JPMorgan Chase Bank	244,000	400,449	8/18/11	2,014
British Pound	JPMorgan Chase Bank	220,000	361,060	8/18/11	10,033
British Pound	JPMorgan Chase Bank	153,977	252,705	8/18/11	5,394
British Pound	JPMorgan Chase Bank	22,000	36,106	8/18/11	661
British Pound	JPMorgan Chase Bank	18,744	30,762	8/18/11	87
Canadian Dollar	Credit Suisse London	376,000	393,394	8/18/11	6,491
Canadian Dollar	Credit Suisse London	248,532	260,029	8/18/11	5,685
Canadian Dollar	Credit Suisse London	247,000	258,426	8/18/11	6,565
Canadian Dollar	UBS AG London	327,710	342,870	8/18/11	5,477
Euro	BNP Paribas SA	220,000	316,009	8/18/11	(10,124)
Euro	Citibank N.A.	581,766	835,651	8/18/11	(27,856)
Euro	Credit Suisse London	2,523,277	3,624,444	8/18/11	(28,176)
Euro	Credit Suisse London	530,351	761,798	8/18/11	7,798
Euro	Credit Suisse London	280,000	402,193	8/18/11	995
Euro	Credit Suisse London	241,000	346,173	8/18/11	(2,277)
Euro	Credit Suisse London	228,988	328,919	8/18/11	1,558
Euro	JPMorgan Chase Bank	126,000	180,987	8/18/11	1,310
Euro	JPMorgan Chase Bank	65,085	93,488	8/18/11	(3,039)
Euro	Morgan Stanley & Co.	75,000	107,730	8/18/11	(989)
Euro	Royal Bank of Scotland PLC	462,879	664,881	8/18/11	(21,068)
Hong Kong Dollar	Credit Suisse London	1,300,000	166,816	8/18/11	(548)
Japanese Yen	Credit Suisse London	82,631,482	1,073,576	8/18/11	44,092
Japanese Yen	JPMorgan Chase Bank	3,531,577	45,883	8/18/11	1,949
Japanese Yen	UBS AG London	25,310,272	328,839	8/18/11	15,132
Swedish Krona	Credit Suisse London	2,878,903	457,209	8/18/11	12,494
Swedish Krona	Credit Suisse London	2,260,000	358,918	8/18/11	4,520
Swedish Krona	Credit Suisse London	1,625,025	258,076	8/18/11	4,594
Swedish Krona	UBS AG London	1,146,918	182,146	8/18/11	(1,499)

					$82,947

Contracts to Sell:
Australian Dollar	Credit Suisse London	1,112,947	1,220,375	8/18/11	$(46,884)
British Pound	Credit Suisse London	154,069	252,855	8/18/11	(994)
British Pound	JPMorgan Chase Bank	256,536	421,023	8/18/11	(9,860)
British Pound	UBS AG London	94,196	154,593	8/18/11	(304)
Canadian Dollar	Credit Suisse London	109,705	114,780	8/18/11	(1,410)
Canadian Dollar	JPMorgan Chase Bank	93,000	97,302	8/18/11	(774)
Canadian Dollar	JPMorgan Chase Bank	240,000	251,102	8/18/11	(3,792)
Canadian Dollar	JPMorgan Chase Bank	508,046	531,548	8/18/11	(6,951)
Canadian Dollar	UBS AG London	460,000	481,280	8/18/11	(4,968)
Euro	Credit Suisse London	199,058	285,927	8/18/11	(3,349)
Euro	Credit Suisse London	310,148	445,497	8/18/11	(5,050)
Euro	JPMorgan Chase Bank	483,034	693,832	8/18/11	(13,440)
Euro	JPMorgan Chase Bank	506,608	727,694	8/18/11	4,582
Euro	JPMorgan Chase Bank	958,900	1,377,368	8/18/11	4,059
Euro	JPMorgan Chase Bank	3,367,532	4,837,135	8/18/11	51,174
Euro	UBS AG London	485,933	697,995	8/18/11	6,636
Hong Kong Dollar	Credit Suisse London	1,300,000	166,816	8/18/11	260
Japanese Yen	BNP Paribas SA	34,216,780	444,556	8/18/11	(22,687)
Japanese Yen	Deutsche Bank AG	18,180,000	236,201	8/18/11	(9,647)
Japanese Yen	JPMorgan Chase Bank	2,994,000	38,899	8/18/11	(2,013)
Japanese Yen	UBS AG London	67,595,785	878,227	8/18/11	(35,439)
Swedish Krona	Credit Suisse London	1,045,820	166,090	8/18/11	1,840
Swedish Krona	Credit Suisse London	2,314,000	367,494	8/18/11	(3,869)
Swedish Krona	JPMorgan Chase Bank	5,213,710	828,007	8/18/11	7,429

					$(95,451)

Net unrealized loss on open forward foreign currency contracts					$(12,504)

3. Derivative instruments and hedging activities

Notes to Schedule of Investments (unaudited) (cont’d)

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments by risk exposure at July 31, 2011.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$(37,045)	—	—	$(37,045)
Foreign Exchange Contracts	—	$259,910	$(272,414)	(12,504)

Total	$(37,045)	$259,910	$(272,414)	$(49,549)

During the period ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$20,008
Written option†	2,694
Futures contracts (to buy) †	2,004,777
Futures contracts (to sell)	7,648,680
Forward foreign currency contracts (to buy)	14,646,623
Forward foreign currency contracts (to sell)	14,245,875

†	At July 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: September 22, 2011